                                                                    EXHIBIT 24.1


      POWERS OF ATTORNEY OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of May, 1997.



               /s/ John W. Snow
           -----------------------------
               John W. Snow

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of May, 1997.



                /s/ Paul R. Goodwin
           -----------------------------
                Paul R. Goodwin

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of May, 1997.



              /s/ James L. Ross
           -----------------------------
            James L. Ross

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of May, 1997.



              /s/ Elizabeth E. Bailey
           -----------------------------
            Elizabeth E. Bailey

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April, 1997.



              /s/ Robert L. Burrus, Jr.
           -----------------------------
            Robert L. Burrus, Jr.

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of April, 1997.



              /s/ Bruce C. Gottwald
           -----------------------------
            Bruce C. Gottwald

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of May, 1997.



      /s/ John R. Hall
 --------------------------------
     John R. Hall

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of March, 1997.



      /s/ Robert D. Kunisch
---------------------------------
     Robert D. Kunisch

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of March, 1997.



      /s/ Hugh L. McColl, Jr.
---------------------------------
     Hugh L. McColl, Jr.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of March, 1997.



      /s/ James W. McGlothlin
---------------------------------
     James W. McGlothlin

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of March, 1997.



      /s/ Southwood J. Morcott
---------------------------------
     Southwood J. Morcott

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of March, 1997.



      /s/ Charles E. Rice
---------------------------------
     Charles E. Rice

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1997.



      /s/ William C. Richardson
---------------------------------
     William C. Richardson

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file
(i) one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations, preferred stock or common stock, and depositary shares representing fractional interests in preferred stock, which will generate proceeds of up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of April, 1997.



      /s/ Frank S. Royal
---------------------------------
     Frank S. Royal